HII Technologies, Inc

OILFIELD SERVICES

Corporate Presentation

June 17, 2013

Disclaimer

This presentation and related commentary may contain "forward-looking statements" within the meaning of Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on HIIT's current expectations, estimates and projections about HIIT, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding future operational and activity expectations, anticipated financial performance in the first quarter of 2013. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by, words such as "expects," "believes," "anticipates" and similar phrases. Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to:

Risks that HIIT will be unable to achieve its financial, capital expenditure and operational projections, including quarterly projections of revenue and risks that HIIT's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for HIIT as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U. S. oil and gas markets may not yield anticipated future growth in HIIT's businesses, worsen from the recent market declines, and/or that HIIT could experience further unexpected declines in activity and demand for its rental equipment service, risks relating to HIIT's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in HIIT's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that HIIT may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting HIIT's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of HIIT's control, HIIT's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect HIIT's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, HIIT also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that HIIT files periodically with the Securities and Exchange Commission.

HII Technologies

HIIT in Houston, Texas is an oilfield services company focused on providing service and rental equipment technologies to oilfield customers for horizontal drilling and hydraulic fracing in the domestic U.S.

Unconventional resource in domestic U.S. via water, safety, and power

Areas of Focus

We provide essential services to exploration and production companies

WATER

AES Water Solutions (AES) supports hydro-fracturing for exploration and production companies through complete water management packages.

SAFETY

AES Safety Services (AES-SS) makes compliance with state government safety regulations simple by providing oilfield E&P companies with contract certified safety contractors.

POWER

South Texas Power (STP) helps E&P companies efficiently manage changing power needs in the field by supplying portable generated power and lighting on a rental basis.

Financial Summary

HIIT

Current Financial Snapshot

HII Technologies Inc. is publicly traded and quoted on the OTCBB / OTCQB under the symbol **HIIT**

Current Assets

In thousands of dollars

Total Assets	4870
Total Liabilities	4062
Total Equity	808

Market Cap

$10.8 million

Approximately

44.04 **million** shares outstanding



Shares Outstanding and Market Cap: as of June 6, 2013
Assets, Liabilities, and Equity numbers are as of March 31, 2013

Quarterly Growth: **Assets & Liabilities**


Total Assets
Total Liabilities
In thousands of dollars
6000
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
$2,635
$2,022
$4,182
$3,312
$4,870
$4,062
Q3 2012
Q4 2012
Q1 2013

ASSETS *In thousands of dollars*

	Q3 2012	Q4 2012	Q1 2013
Current Assets	685	1743	2540
Total Assets	2635	4182	4870
Total Equity	613	870	808

LIABILITIES *In thousands of dollars*

	Q3 2012	Q4 2012	Q1 2013
Current Liabilities	1047	2445	3304
Total Liabilities	2022	3312	4062

Quarterly Growth: **Revenue Streams Exceeding Estimates**


Actual Revenues Exceeding Revenue Guidance
Revenue Guidance
Millions of dollars
4.0
3.0
2.0
1.0
0.0
0.53
0.44
0.3
1.65
1.5
2.6
2.2
2.6
To be reported in Aug
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 (E) 2013

New Revenue Streams Building

2013 Estimated REVENUES
In millions

- AES Water Solutions
- AES-SS Safety Services
- South Texas Power


AES-SS
$0.9-1.2
STP
$0.8-1.2
AES
$6-8

Total 2013 revenue estimate: $7.7 – 10.4 million

Revenue Is Taking Off


Q1 2013 Revenues
up 380%
from Q1 2012
Up 58%
from Q4 2012

Q1 2013 ACTUAL REVENUE:

2.6 MILLION

REVENUES *In millions*

	1Q-3Q	4Q
2012 Revenues	$1.20	$1.64

Total Cumulative Customers


40
35
30
25
20
15
10
5
0
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEPT
OCT
NOV
DEC
JAN
FEB
MAR
APR
MAY
2012
2013

HIIT

Customers

- Apache
- Penn Virginia Corporation
- CDC
- Black Sable Energy, LLC
- LCS Production Company
- Swift Energy Company
- Limestone Exploration II, LLC
- Salisbury
- SourceEnergy
- Foreland Operating
- HighMount Exploration & Production LLC
- Sundance energy
- Friedel Drilling Co
- Sanchez Energy Corporation
- Chesapeake Energy
- Buffco
- Eagle Ford Oil Co.
- Oryx Petroleum
- Antero Resources
- eog resources
- Texas International
- Peak Energy Services
- Halcón Resources

Stock Price


$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
11-Jun-12
25-Jun-12
9-Jul-12
23-Jul-12
6-Aug-12
20-Aug-12
3-Sep-12
17-Sep-12
1-Oct-12
15-Oct-12
31-Oct-12
12-Nov-12
26-Nov-12
10-Dec-12
24-Dec-12
7-Jan-13
22-Jan-13
4-Feb-13
19-Feb-13
4-Mar-13
18-Mar-13
1-Apr-13
15-Apr-13
29-Apr-13
13-May-13
28-May-13
6-Jun-13

Source: Bloomberg

Operational Footprint

We participate in the following unconventional tight oil and shale formation plays:

- Eagle Ford Shale
- Mississippi
- Woodford
- Permian
- Cline Shale
- Granite Wash
- Utica Shale and others


AES-SS
AES
STP
Utica & Marcellus
Ohio
Mississippi Lime
Granite Wash
Oklahoma
W. Virginia
Texas
Woodford
Cline Shale
Permian
Eagle Ford Shale

Our current foot print covers: Oklahoma, Texas Panhandle, West Texas, South Texas, Ohio, and W. Virginia.

Growing Market
Shale & Tight Oil

"**Texas is still the top U.S. state in drilling activity**, according to data from Baker Hughes. There are **840 oil and natural gas drilling rigs in the state**, which comprises **about 47.7% of the country's rigs and 26.3% of rigs around the world** data showed. Most of the rigs are deployed in **Permian Basin and the Eagle Ford Shale.**"

FuelFix.com
May 30, 2013


October 4, 2012

HOUSTON CHRONICLE

Current Estimates

REAL ESTATE NEWS

The Years of Eagleford Expected to Be a Sweet 16

"The Eagle Ford Shale should have a **16-year productive lifespan** that could grow as drilling capabilities improve."

"**... current estimates suggest 20,000 wells will be needed**..."

"That estimate could grow by a factor of four, however, if technology allows drillers to get more natural resources out of smaller leases."



THE WALL STREET JOURNAL.

February 27th, 2013

WEEKEND EDITION

What's New

"U.S. natural-gas production will accelerate over the next three decades, new research indicates, providing the strongest evidence yet that **the energy boom remaking America will last for a generation.**"

Gas Boom Projected to Grow for Decades

"**To get at all this gas will require tens of thousands of new wells**, spread throughout rural and some urban parts of the country. Even in the Barnett formation, which has been drilled intensively for a decade, there still may be room for 13,000 more wells."

Wachovia Chooses Wells Fargo, Spurns Citi

"U.S. natural-gas production will accelerate over the next three decades, new research indicates, providing the strongest evidence yet that **the energy boom remaking America will last for a generation.**"

"**To get at all this gas will require tens of thousands of new wells**, spread throughout rural and some urban parts of the country. Even in the Barnett formation, which has been drilled intensively for a decade, there still may be room for 13,000 more wells."

RIG COUNT


450
400
350
300
250
200
150
100
50
0
258
255
385
401
64
65
185
191
Eagle Ford
Cline
TX Granite Wash
Oklahoma

PERMITS


Q4, 2012
Q1, 2013
3500
3250
3000
2750
2500
2250
2000
1750
1500
1250
1000
750
500
250
0
1249
1784
2748
3037
214
213
1108
1050
Eagle Ford
Cline
TX Granite Wash
Oklahoma

Source for total rig count: Baker Hughes Rig Count Data as of May, 2013
Source for total permits: RigData as of May, 2013

WELL STARTS


2500
2250
2000
1750
1500
1250
1000
750
500
250
0
1128
1178
2115
2050
197
180
631
641
Eagle Ford
Cline
TX Granite Wash
Oklahoma

PRODUCTION


90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Q4, 2012
Q1, 2013
54,281
56,658
84,559
79,985
3329
2999
24,746
24,949
Eagle Ford
Cline
TX Granite Wash
Oklahoma

Source for total Well Starts: RigData May, 2013
Source for total Texas Production: Texas Railroad Commission May 2013
Source for total Oklahoma Production: U.S. Energy Information Administration April, 2013

HIIT

The Market
Activity Levels Increasing

Rigs Operating in Texas by year


1050
1000
950
900
850
800
910
899
980
2011
2012
2013 (E)

Rigs Operating in Oklahoma by year


200
195
190
185
180
175
170
165
176
190
194
2011
2012
2013 (E)

Abundance of Opportunities:

58% of rigs in the U.S. are within the HIIT operating range.

HIIT

Need for Oilfield Rental Equipment

Operators Want

- No-hassle solutions
- Reduced direct labor
- Service expertise on equipment

Operators Do Not Want

- Capital investment in equipment purchase
- Responsibility for equipment maintenance
- Idle equipment

AES Water Solutions

Oilfield Water Management Solutions

AES Water Solutions

Full service water management


Spring
35 Miles
Sugarland
North Houston
Northeast Houston
Houston
South Central Houston
Southeast Houston
Pasadena



AES has approximately thirty five miles of pipe and lay flat hose, as well as road crossings, fittings, plus various trucks and trailers to supply water to frac sites.

Transfer volumes of water from source to drill sites via temporary above-ground pipeline system & pumps

Avoid transfer interruptions thanks to quick relocation of pipelines and road crossings

Drill water wells and design/build holding ponds as required

OIL & GAS
Need For Water

Given increasing costs, E&P companies are being forced to practice water management methodologies.

This is an underserved market segment, and competition is very fragmented.

Acording to a Chesapeake Energy factsheet (May 2012), **5 million gallons of water** are needed to drill and fracture a typical deep shale gas well. This amount of water would fill

7.5 OLYMPIC
SIZE SWIMMING POOLS.



About AES Water **Leadership**

Brent Mulliniks

Director of HIIT and President of AES Water Solutions

- Co-founded AES Water Solutions to support water transfer and handling needs for E&P companies
- A petroleum engineer with over 25 years of experience in oil and gas
- Held responsibility for the operation of over 200 oil and gas wells located in West Virginia, Kentucky, Kansas, and Texas
- Former VP of Engineering at Reichmann Petroleum Corporation, where he led development of the N. Texas Barnett Shale
- Former VP of Oil and Gas Operations for Devonian Resources, Inc., primarily working unconventional reservoir

Billy Cox

Vice President of AES Water Solutions

- Responsible for all aspects of water transfer used in hydro-fracing and AES field operations
- More than 25 years of experience in oilfield services, operations, field crew management, and business development
- Learned the oil business firsthand from his father, who worked in East Texas oil and gas exploration for 43 years

HIIT

THE MARKET
Need For Water

According to StateImpact, "As of April 13, 2013, **99 percent of Texas** is in some form of drought conditions, and the state's reservoirs are only 66 percent full.

Nearly 11 percent of the state is in "EXCEPTIONAL" drought, the worst stage."



Water Scarcity

Market Research firm Lux Research expects frac water clean-up market to **grow nine-fold to $9B in 2020.**

AES is positioned to offer significant value through on-site frac water recycling



AES is continually reviewing **new technologies for portable flowback water treatment.**

HIIT

One Size Does Not Fit All

Presently Testing Several Technologies:

↑ volume	**Electro & Chemical Coagulation**	**Reverse Osmosis**
	Filtration	Evaporation
	price →	

On-site testing allows us to tailor frac water recycling programs to meet individual customer needs and site conditions.

Unparalleled Competitive Edge

- Signed master services agreements from existing customers
- Commercialization supported by existing cash flow
- Cost-savings for customers through on-site service
- Partnerships with established water recycling providers
- Management and staff with extensive oilfield and water recycling experience


The Future:
AES Water
Recycling
Is the
Clear
Choice

AES Safety Services

Providing on-site contract certified safety consultants in state regulated areas for E&P companies

About AES Safety Services

›Charles Davis, President of AES Safety Services (previously with Talisman and Petro Hawk Energy) brings 10 years of safety service experience.

›Our safety engineering contractors have an average of ten years' experience.

›Presently operating in Ohio and West Virginia: on-site safety consultants are required by state regulations.

Launched in January 2013



Market Drivers for Safety Services

1. Trend continuing with state/federal regulations requiring full time on-site safety personnel
2. Many E & P companies trend toward outsourcing safety personnel
3. Mandated by companies to have health, safety, environment (HSE) presence
4. Obligation to employees to maintain HSE standards
5. Reduced on-site risks and liabilities

Safety Services

HSE Services Offered

Federal and state required testing to meet health and environmental compliance

On-site safety training

Field audit inspections

On-site consultant from drilling to completion

Expected Value to Customers

Immediate access to qualified certified personnel

Savings on overhead

Reduced workplace injuries

Compliance with increasing state regulations

FUTURE Outlook

AES-SS is positioned to keep pace with demand, due to state regulations and increasing community expectations driving growth in the safety services marketplace.



SOUTH TEXAS POWER

Oilfield Portable Power Management Solutions Company

About STP

STP deploys, rents and services **mobile and on-site:**

24/7

- Diesel & natural gas generators
- Light towers
- Safety trailers
- Related power equipment


Kennedy
Karnes County

Near Kennedy, TX (Eagle Ford Shale)







HIIT

The Market
Need for Power

FACT

In many cases, drilling locations are not close to a power source, and obtaining needed power in the field becomes logistically challenging or impossible.

Portable onsite power generation (diesel and natural gas powered) is critical to oilfield operations.

SOLUTION

HIIT

About STP Personnel

STP's staff of experienced service technicians is trained and led by:

Jason Cuevas, General Manager/Operations Manager for the Eagle Ford Shale area.

Previously, Mr. Cuevas was a GM with NOV portable power, and prior to that, he was at Light Tower Rental. Due to this extensive experience, Mr. Cuevas has significant relationships in the Eagle Ford Shale market.



STP Objectives

- Increase customer base
- Expand to other geographic areas
- Bring technology in natural gas application to portable oilfield power
- Reduce fuel operating costs by 80% or more using natural gas


AES-SS
AES
STP
Utica & Marcellus
Ohio
Mississippi Lime
Granite Wash
Oklahoma
W. Virginia
Texas
Woodford
Cline Shale
Permian
Eagle Ford Shale

How does HIIT support the growth of its subsidiaries?

1. Bringing in new technologies to operating units:

Water – Pursuing recycling technologies for millions of gallons of flowback

Power – Natural gas generator technologies

2. Financial expertise to fund growth

3. Relationships in oilfield



Summary

- HIIT combines resources and knowledge to satisfy three essential needs of the oil and gas industry.
- Customers benefit from scalable solutions, reduced limitations, and added flexibility.
- Complementary partnerships give HIIT the competitive advantage through a variety of established and innovative technologies.